Aquila Three Peaks High Income Fund

Supplement dated May 29, 2013
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated April 25, 2013

At a special meeting to be held in the third quarter of 2013, shareholders of the Fund will be asked to approve certain proposals, including:

• an amended and restated declaration of trust that is expected to simplify administration and oversight of the Fund; and

• revised fundamental investment policies that are intended to simplify compliance monitoring and provide additional flexibility for the Fund.

The proposals are not expected to materially affect the manner in which the Fund is managed today.  There will be no changes to the Fund’s investment objective, principal investment strategies or investment management teams if these proposals are approved by shareholders.

At the special meeting, shareholders also will be asked to elect Trustees of the Fund and ratify the selection of the Fund’s independent registered public accounting firm.  All of the proposals were unanimously approved by the Fund’s Board of Trustees on March 3, 2013.

Proxy materials describing these proposals will be sent to shareholders of the Fund in June 2013. Please read the proxy materials carefully, as they contain a more detailed description of the proposals.